UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2021, the Board of Directors (the “Board”) of Lockheed Martin Corporation (“Lockheed Martin” or the “Corporation”), acting upon the recommendation of the Management Development and Compensation Committee (the “Committee”), approved the Lockheed Martin Corporation 2021 Management Incentive Compensation Plan (the “2021 MICP”), effective January 1, 2021, to replace the existing Lockheed Martin Corporation Amended and Restated 2006 Management Incentive Compensation Plan (the “2006 MICP”). The 2021 MICP eliminates provisions in the 2006 MICP that were intended to qualify MICP payments as performance-based compensation subject to an exemption to the deductibility limit of Section 162(m) of the Internal Revenue Code. This performance-based compensation exemption to Section 162(m)’s deductibility limit was repealed in 2017. The 2021 MICP also aligns certain administrative provisions with the Corporation’s broad-based incentive plans. No changes were made to the overall annual incentive plan design for the CEO or the other named executive officers identified in the Corporation's 2020 proxy statement.
The 2021 MICP provides executives the opportunity to earn annual cash incentives based on performance measured against pre-established performance goals. The Board of Directors may make an upward or downward (including to zero) adjustment to the proposed amount of incentive compensation award otherwise payable to the participant in its discretion. Consistent with the 2006 MICP, under the terms of the 2021 MICP, the Committee retains discretion in setting target levels for participants, choosing and approving metrics, assigning weighting to the metrics, and assessing performance. Likewise, similar to the 2006 MICP, under the terms of the 2021 MICP, the CEO’s bonus and the bonus of each of the other NEOs cannot exceed 0.3% and 0.2%, respectively, of adjusted net cash flow from operations for the plan year.
The foregoing description of the 2021 MICP is not intended to be complete and is qualified in its entirety by reference to the complete text of the 2021 MICP, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Lockheed Martin Corporation 2021 Management Incentive Compensation Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: February 26, 2021	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel